SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – July 19, 2006

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WEST PHARMACEUTICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

_____________________

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Gordon Drive, PO Box 645, Lionville, PA		19341-0645
(Address of principal executive offices)		(Zip Code)

(610) 594-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On July 19, 2006, West Pharmaceutical Services, Inc. (the “Company”) issued a press release previewing its expected results for the second quarter 2006 and providing guidance for the full year 2006 and announcing that the Company will provide further details regarding its second quarter results and full-year guidance in its regular quarterly earnings release and analyst call, which is scheduled for 9 a.m. EDT on August 3, 2006. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

The following Exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

	Exhibit #	Description

	99.1	West Pharmaceutical Services, Inc. Press Release, dated July 19, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ William J. Federici
William J. Federici
Vice President and Chief Financial Officer

July 19, 2006